UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 27, 2010
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                             SJW Corp.
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     (Exact name of registrant as specified in its charter)

        California                1-8966            77-0066628
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(State or other jurisdiction    (Commission       (IRS Employer
    of incorporation)           File Number)    Identification No.)

  110 W. Taylor Street, San Jose, California           95110
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   (Address of principal executive offices)          (Zip Code)

                           (408) 279-7800
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         Registrant's telephone number, including area code

                            Not Applicable
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    (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 27, 2010, SJW Corp. (the "Company") announced its financial results for the quarter ended September 30, 2010. A copy of the press release announcing these financial results is attached hereto as
Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number     Description of Document
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99.1 Press Release issued by SJW Corp., dated October 27, 2010 announcing the 2010 Third Quarter Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SJW Corp.
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October 27, 2010            /s/ James P. Lynch
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                            James P. Lynch, Chief Financial
                            Officer and Treasurer


Exhibit
Number     Description of Document
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99.1 Press Release issued by SJW Corp., dated October 27, 2010 announcing the 2010 Third Quarter Financial Results

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